UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 29, 2011
GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	0-14680	06-1047163
(State or other jurisdiction of	(Commission file number)	(IRS employer identification
incorporation or organization)		number)
500 Kendall Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(617) 252-7500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 29, 2011, Genzyme Corporation (the “Company”) filed Amendment No. 28 to its Solicitation/Recommendation Statement on Schedule 14D-9, originally filed by the Company with the Securities and Exchange Commission on October 7, 2010, in order to provide an update on litigation matters related to the exchange offer by GC Merger Corp. (“Offeror”), a wholly-owned subsidiary of sanofi-aventis (“Sanofi”), for all outstanding shares of the Company’s common stock. The Company does not expect litigation to delay the consummation of the exchange offer.
     On March 18, 2011, the West Palm Beach Police Pension Fund filed an Emergency Motion to Intervene in a consolidated action filed by Chester County Employees’ Retirement Fund, Alan R. Kahn, David Shade and Louisiana Municipal Police Employees’ Retirement System (the “Consolidated State Action”) allegedly on behalf of a putative class of shareholders in the Business Litigation Session of the Massachusetts Superior Court (Suffolk County) against the Company, the Company’s executive officers and the Company directors. This motion was denied on March 23, 2011. The court also ordered on March 23 that a lawsuit previously filed by the West Palm Beach Police Pension Fund allegedly on behalf of a putative class of shareholders in Massachusetts Superior Court (Middlesex County) against the Company, the Company’s directors, Sanofi and Offeror be transferred to Suffolk County and consolidated with the Consolidated State Action.
     On March 22, 2011, Jerry L. & Mena M. Morelos Revocable Trust, Bernard Malina, Emanuel Resendes, William S. Field, III, Trustee U/A Dated October 12, 1991 by William S. Field Jr. and Warren Pinchuck, the plaintiffs in a consolidated action (the “Consolidated Federal Action”) on behalf of a putative class of shareholders in the U.S. District Court for the District of Massachusetts against the Company, the Company’s executive officers and the Company directors moved for leave to file a Second Amended Shareholder Class Action Complaint (“SACC”). The SACC would allege that the defendants violated provisions of the Securities Exchange Act of 1934, as amended, and breached their fiduciary duties by, among other things, issuing a false and misleading Schedule 14D-9. The SACC would also allege that Sanofi aided and abetted the individual defendants’ alleged breaches of fiduciary duties. The suit would seek, among other relief (i) class action status, (ii) an order enjoining the defendants from completing the merger unless they provide shareholders with additional information, (iii) an order directing the defendants to comply with their fiduciary duty to disclose to shareholders all material information, and (iv) an award to the plaintiffs of the costs of the action, including reasonable attorneys’ and experts’ fees and expenses. The plaintiffs also indicated that they would not seek to preliminarily enjoin the exchange offer and the merger between the Company and Offeror.
     A copy of the Motion for Leave to File the SACC is attached hereto as Exhibit 99.1. The foregoing description of the Consolidated Federal Action is qualified in its entirety by reference to Exhibit 99.1 hereto.
     On March 23, 2011, the Massachusetts Superior Court (Middlesex County) also denied the motion of previous derivative plaintiff Local No. 38 International Brotherhood of Electrical Workers Pension Fund to amend their complaint and denied plaintiffs’ emergency motion to consolidate the state derivative actions with the Consolidated State Action.
     Also on March 23, 2011, the Business Litigation Session of the Massachusetts Superior Court granted the motion of the plaintiffs in the Consolidated State Action to supplement their Consolidated Class Action Complaint but denied the plaintiffs’ request for expedited discovery. The Court ruled that the plaintiffs’ supplement to the Consolidated Class Action Complaint does not present a “sufficiently colorable claim” to merit expedited discovery and that plaintiffs’ discovery requests were overbroad and unduly burdensome.” Following this ruling, the plaintiffs in this action have indicated that they do not intend to pursue a preliminary injunction based on the allegations in the supplement to the Consolidated Class Action.
     On March 24, 2011, the plaintiffs in the Consolidated State Action filed an emergency motion for a preliminary injunction to “escrow a portion of the acquisition proceeds for the payment of plaintiffs’ counsel’s attorneys’ fees and expenses.” A copy of this motion is attached hereto as Exhibit 99.2. In this motion, the plaintiffs sought to have the court require that $1.9 million of the amounts otherwise payable to Company shareholders be placed in an escrow account pending a hearing on a purportedly forthcoming application by the plaintiffs for an award of attorneys’ fees and expenses. The foregoing description of this motion is qualified in its entirety by reference to Exhibit 99.2 hereto. A hearing on this motion before the court was held on March 29, 2011. On March 30, 2011, the court denied the plaintiffs’ motion for preliminary injunction.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Motion for Leave to File a Second Amended Shareholder Class Action Complaint filed by Jerry L. & Mena M. Morelos Revocable Trust, Bernard Malina, Emanuel Resendes, William S. Field, III, Trustee U/A Dated October 12, 1991 by William S. Field Jr. and Warren Pinchuck in the United States District Court for the District of Massachusetts on March 22, 2011 (filed as Exhibit (a)(51) to Amendment No. 28 to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on March 29, 2011, and incorporated herein by reference).

99.2	Emergency Motion for Preliminary Injunction filed by Chester County Employees Retirement Fund, Alan R. Kahn. David Shade and Louisiana Municipal Police Employees’ Retirement System in the Massachusetts Superior Court for Suffolk County on March 24, 2011 (filed as Exhibit (a)(52) to Amendment No. 28 to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on March 29, 2011, and incorporated herein by reference).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION
Dated: March 30, 2011	By:	/s/ Thomas J. DesRosier
		Name:	Thomas J. DesRosier
		Title:	Senior Vice President, General Counsel and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Motion for Leave to File a Second Amended Shareholder Class Action Complaint filed by Jerry L. & Mena M. Morelos Revocable Trust, Bernard Malina, Emanuel Resendes, William S. Field, III, Trustee U/A Dated October 12, 1991 by William S. Field Jr. and Warren Pinchuck in the United States District Court for the District of Massachusetts on March 22, 2011 (filed as Exhibit (a)(51) to Amendment No. 28 to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on March 29, 2011, and incorporated herein by reference).

99.2	Emergency Motion for Preliminary Injunction filed by Chester County Employees Retirement Fund, Alan R. Kahn. David Shade and Louisiana Municipal Police Employees’ Retirement System in the Massachusetts Superior Court for Suffolk County on March 24, 2011 (filed as Exhibit (a)(52) to Amendment No. 28 to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on March 29, 2011, and incorporated herein by reference).